Exhibit 99.2
are trademarks of MaxCyte, Inc. in the U.S.A. Driving the Next Generation of Cell-Based Therapies MaxCyte Corporate Presentation NASDAQ: MXCT March 2026 © 2026 MaxCyte, Inc. All Rights Reserved

Forward Looking Statement Disclaimer 2 © 2026 MaxCyte, Inc. All Rights Reserved Certain statements in this document (this “Presentation”) are, or may be deemed to be, forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding our expected potential future revenue. These statements about us and our industry involve substantial known and unknown risk, uncertainties and assumptions, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. The words "may," "might," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "expect," "estimate," "seek," "predict," "future," "project," "potential," "continue," "target" and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Presentation, including, without limitation, statements regarding the Company's future growth, results of operations, performance, future capital and other expenditures (including the amount, nature and sources of funding thereof), competitive advantages, business prospects and opportunities. These and other risks and uncertainties are described in greater detail in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025, as well as discussions of potential risks, uncertainties, and other important factors in the other filings that we make with the Securities and Exchange Commission from time to time. These documents are available, without charge, on the Securities and Exchange Commission website and through the Investor Menu, Financials section under "SEC filings" on the Investors page of our website at http://investors.maxcyte.com. No statement in this Presentation is intended to be, or intended to be construed as, a profit forecast or profit estimate or to be interpreted to mean that earnings per Company share for the current or future financial years will necessarily match or exceed the historical earnings per Company share. As a result, no undue reliance should be placed on such statements. Any forward-looking statements represent our views only as of the date of this Presentation and should not be relied upon as representing our views as of any subsequent date. We explicitly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. This Presentation contains Adjusted EBITDA, which is a non-GAAP measure defined as earnings before interest, taxes, depreciation, amortization, goodwill impairment and one-time restructuring charges. MaxCyte believes that Adjusted EBITDA provides useful information to management and investors relating to its results of operations. The company’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. The company believes that the use of Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This Presentation also contains Non-GAAP Gross Margin, which we define as Gross Margin when excluding SPL program related revenue and reserves for excess and obsolete inventory. The Company believes that the use of Non-GAAP Gross Margin provides an additional tool to investors because it provides consistency and comparability with past financial performance, as Non-GAAP Gross Margin excludes non-core revenues and inventory reserves, which can vary significantly between periods and thus affect comparability. Management does not consider these Non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these Non-GAAP financial measures is that they exclude significant revenues and expenses that are required by GAAP to be recorded in the Company’s financial statements. Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A reconciliation table of Gross Margin, the most comparable GAAP financial measure to Non-GAAP Gross Margin, is included in the appendix of this Presentation. The Company urges investors to review the reconciliation and not to rely on any single financial measure to evaluate its business.

# MaxCyte at a Glance

## Our Mission

We power the future of cell and gene therapy with innovative, scalable cell engineering solutions that enable our customers to deliver advanced therapies to patients

**31**
SPL Customers

**13**
Clinical and Commercial Therapies Supported

Base-editing (CRISPR), CRISPR, ARCUS, RNA-Based Engineering, TALENS, Zinc Finger Nucleases (ZFNs)

- Genetic diseases, solid tumors, infectious disease, Hematological
- Malignancies, autoimmune disease

**$33.0M** 2025 Revenue

**81%** 2025 Non-GAAP Adjusted Gross Margins[2]

**$156M**
Cash & Cash Equivalents[1]

1. As of December 31, 2025
2. Excluding SPL Program-related revenue and reserves for excess and obsolete inventory. See appendix for reconciliation to GAAP gross margins

MaxCyte®

3

© 2026 MaxCyte, Inc. All Rights Reserved

# Cell and Gene Therapy Development

The engineering of cells to develop therapies addressing a host of human diseases with unmet medical needs



In-Vivo
Ex-Vivo
Cells Collected from Universal Donor or Patient
Cell Engineering (Electroporation)
Viral/Non-Viral Vector for delivery to Specific Organ Tissue
Patient
Cell Proliferation
Personalized Therapy Cryopreservation

## Cell & Gene Therapy is one of the **fastest growing and most promising** treatment modalities

- ~2,130 active clinical trials focused on as of Dec 2025*
- Aggregate of $11.1B raised in 2025*
- Genetic diseases, solid tumors, infectious disease, hematological, and autoimmune
- 48 approved cell and gene therapies**

*Alliance for Regenerative Medicine ("ARM") as of Dec 2025
**FDA approved Cellular and Gene Therapy Products

4

© 2026 MaxCyte, Inc. All Rights Reserved

Addressing the Challenges of Cell & Gene Therapy Development 5 © 2026 MaxCyte, Inc. All Rights Reserved Next-generation cell therapy programs have become increasingly complex requiring multiple edits Regulatory risk increases with new unknowns (donor cells, next-gen approaches, new indications) Vein-to-vein manufacturing times are high; optimizations needed to deliver medicines to patients faster Lack of industry standard for cell engineering process development causes costly and inconsistent manufacturing runs Many steps in the cell engineering process with lack of support or safety assessments before regulatory review

# Large Opportunity in Ex-Vivo Cell and Gene Therapy

## Ex-Vivo Cell & Gene Therapy TAM

**Research & Discovery**
**124 Programs**
**82 Non-Viral Programs (66%)**

**Pre-Clinical**
**383 Programs**
**193 Non-Viral Programs (50%)**

**Clinical**
**249 Programs**
**84 Non-Viral Programs (37%)**

**Commercial**
**10 Programs**
**1 Non-Viral Program (10%)**

## MaxCyte # of Potential SPLs


**201** Ex-Vivo Cell & Gene Therapy Biotechs
**83** Non-Viral
Ex-Vivo Cell & Gene Therapy Biotechs

**Gene Editing Tools:**

- ARCUS
- Base-editing (CRISPR)
- Prime-editing (CRISPR)
- CRISPR
- RNA-Based Engineering
- Transposon
- TALENS
- Zinc Finger Nucleases (ZFNs)

*Source: MaxCyte Company Estimates for U.S. and EU Markets*
*Programs with undisclosed vector are assumed to be Viral and Non-Viral at the market concentration ratio of 53% to 47%, respectively*

MaxCyte®
6
© 2026 MaxCyte, Inc. All Rights Reserved

# The Expert™ Platform Enabling Non-Viral Cell Engineering



Launched Q1-26

**DTx**

*Research & discovery*
*96-well platform*
**RUO**
**100 thousand to 10 million cells**



**ATx**

Small/mid-scale
**RUO**
**75 thousand to 700 million cells**



**GTx**

Full scale
**RUO/cGMP**
**75 thousand to 20 billion cells**



**STx**

Full scale
**RUO**
**75 thousand to 20 billion cells**



**VLx**

Large Scale
**RUO/cGMP**
**5 billion to 200 billion cells**

**Key Applications:** *Ex-Vivo* Engineered Cell Therapies

**Customer Base:** Leading global cell therapy developers and academic translational centers

**High Performance**

- >90% transfection efficiencies (depending on cell type and molecule)
- >90% cell viabilities
- Computer-controlled system for reproducible results

**Flexibility**

- Single, fully-defined, animal component-free electroporation buffer for all cell types
- Pre-loaded library of validated, cell-specific protocols

**Scalability – Ability to Transfect**

- 75,000 to 7 million cells in seconds
- Up to 20 billion cells in less than 30 minutes
- And up to 200 billion cells in less than 30 minutes with the high scale VLx™

**High Quality**

- Sterile, single-use processing assemblies (PAs)
- Closed, cGMP-compliant, ISO-certified, and CE marked instruments
- Supported by US FDA Master File and global equivalents

## Additional Electroporation Applications in Drug Discovery

**Cell Based Assays –** Produce assay-ready cells faster with scalable electroporation.

**Gene Editing –** Navigate the complexities of genome engineering with highly efficient delivery.

**Viral Vector Production –** Transfect adherent or suspension cells to produce a variety of viral vectors.

**Antibody & Protein Production –** Accelerate biotherapeutic development with transient expression for gram-scale protein production.

**Vaccine Development –** Innovate vaccine research with our adaptable platform for production of recombinant proteins, virus-like particles and more.

MaxCyte®

7

© 2026 MaxCyte, Inc. All Rights Reserved

# MaxCyte's Solutions Span Cell & Gene Engineering

## Industry-leading, scalable Expert Electroporation Platform and best-in-class customer support



Discovery
Process Development
IND-enabling activities
IND-enabling study / Clinical
Commercial
Screening
Validation
Lead ID
Concept Discovery
Optimization
Verification
IND filing
BLA filing
DTx ATx STx
Instrument purchase & research scale
RUO
STx
Instrument purchase & full scale with flow EP
RUO
GTx
IND-enabling lease
GMP
GTx
Strategic platform license for clinical & commercial manufacturing
GMP
RUO: 25µL – 3.5mL on DTx
RUO: 25µL – 3.5mL on ATx
RUO: 25µL – 100mL on STx
GMP: 25µL – 100mL on GTx
21 CFR Part 11 Compliant
VLx
Strategic platform license for large allogeneic manufacturing
GMP: 25µL – 1L on VLx
21 CFR Part 11 Compliant
GMP

MaxCyte®
8
© 2026 MaxCyte, Inc. All Rights Reserved

# MaxCyte's Flow Electroporation® technology integrates efficiently within a closed cGMP cell therapy workflow


Cell Isolation & Expansion
CCBE
Electroporation
Cell Expansion
Cryopreservation
Process cells on different platforms
Wash media and exchange from different platforms to MaxCyte Buffer
Add loading agent (mRNA, pDNA, RNP…) and Electroporate
Infusion and cryopreservation

**Seamlessly scale from initial cell therapy concept to commercialization**

- Leverages the reversible permeability of the cell membrane in response to an electric charge
- **Universally delivers molecules,** such as nucleic acids, gene-editing tools and proteins, into cells
- **Agnostic to cell type, approach (auto/allo)** and/or gene manipulation technology
- Supported by a **robust intellectual property portfolio** (200+ patents granted in US and foreign jurisdictions and 100+ patents pending worldwide)
- Enables customers to use a **single platform from concept through to the clinic** in a GMP environment
- **>100 protocols** optimized through 25 years of research by experts in biophysics, biochemistry and cell biology

MaxCyte®
9
© 2026 MaxCyte, Inc. All Rights Reserved

# Development of *Ex Vivo* Cell Therapies Requires Highly Specialized Engineering Tools and Assays


Starting Cell Material
Pre-engineering analyses:
• Cell health determination
• Cell purity characterization
• Cell identity confirmation
Delivery Technologies
Electroporation
Lentivirus
Adeno-associated virus
Lipid nanoparticles
Engineering Tools
CRISPR/Cas gene editing
Transposase integration
mRNA transient expression
Stable DNA transduction
Engineered Cell Therapy
Post-engineering analyses:
• On-target editing confirmation
• Off-target editing risk assessment
• Cell functional assays
• Cell phenotype characterization
Engineering Strategies
✓ Single alteration vs. multiple alterations
✓ Integrating vs. non-integrating approaches
✓ Sequential engineering vs. simultaneous engineering
Developing engineering ex vivo cell therapies is highly complex

MaxCyte®

10

© 2026 MaxCyte, Inc. All Rights Reserved

# MaxCyte's Solutions are Uniquely Positioned to Support Cell Therapy Development

| | |
|---|---|
| **Optimization** | MaxCyte technology allows plug and play processes with rapid optimization delivering reproducible outcomes and the ability to seamlessly scale up from pre-IND to the clinic and commercialization |
| **Superior Results** | Expert platform provides industry leading transfection efficiency & cell viability at high scale in 30 minutes or less, enabling manufacturers to quickly scale up production |
| **Complex Engineering** | Flow Electroporation technology facilitates multiplex and sequential engineering without the payload and capacity limitations of viral approaches |
| **Regulatory Support** | FDA Master File can be referenced in regulatory filings to accelerate and de-risk regulatory review |
| **Scientific Support** | 23+[1] Field Application Scientists support our customers in their development process |

1. As of December 31, 2025

MaxCyte®
11
© 2026 MaxCyte, Inc. All Rights Reserved

# MaxCyte's Platform Generates Recurring Revenue in Pre-Clinical, Clinical, and Commercial

## Preclinical and Academic Revenue Model

**Instrument Sale** + **Single-use Disposables (PAs)**


DTx
ATx
STx
GTx
Full scale
RUO



*Razor/Razor Blade Economics*

## Clinical and Commercial Revenue Model

**Annual License Fee** + **Single-use Disposables (PAs)**


GTx
Full scale
GMP



+ **Clinical Milestones and Commercial Royalties/Sales Based Payments**

*Razor/Razor Blade Economics*
***+ Share of Therapeutic Economics***

***MaxCyte captures unique economic participation in customers success as a result of its proven technology and differentiated technical, scientific, and regulatory support***

MaxCyte®
12
© 2026 MaxCyte, Inc. All Rights Reserved

# MaxCyte has an Active Portfolio of SPLs

Durable revenue is supported by 11 SPL clients with 12 active clinical programs, and 1 commercial program

- cGMP Compatible Platform
- FDA Master File and Technical Files
- Experienced FAS and sales support
- Leading know-how and engineering process improvement

**12 Active Clinical Programs Represents ~$110M of precommercial milestone potential**
**>$30M of milestone payments to date through SPL model**

**31** SPL Agreements → **11** SPLs with Active Clinical Trials → **12** Programs are currently in clinical development* → **1** Commercial Program*

*Cleared INDs or Equivalent*

**Updated as of March 2026*

LION TCR, editas MEDICINE, Kite, KSQ, Invios, Beam Therapeutics, VERTEX, celularity, prime medicine, nkarta THERAPEUTICS, CRISPR THERAPEUTICS, WALKING FISH THERAPEUTICS, Lyell Immunopharma, VOR BIOPHARMA, Sana Biotechnology, INTIMA BIOSCIENCE, Allogene THERAPEUTICS, curamys, VITTORIA biotherapeutics, IMUGENE, MYELOID, LG Chem, catamaranBIO, Wugen, be BIOPHARMA, LEGEND BIOTECH, KAMAU THERAPEUTICS, TG Therapeutics, anocca, Adicet Bio, MOONLIGHT

*SPL with active clinical trial*

*SPL in active development*

MaxCyte®

13

© 2026 MaxCyte, Inc. All Rights Reserved

# Typical MaxCyte SPL Economics


Instruments and Processing Assemblies
Milestones
Royalties & Sales-Based Payments
Commercial Phase
• Royalty and/or sales-based payments
• Annual instrument fees and disposable sales
Approval: Year 5+
• Multiple 7-figure milestones based on geographic region (e.g. US and Europe)
Mid-late Clinical: (Phase 2/3) Years 3-5+
• 7-figure milestone
• Increasing instrument and disposables usage
Early Clinical: (Phase 1/2) Years 1-3
• Mid 6-figure up to low 7-figure milestones
• 1-3+ instruments + disposables

Significant development milestones and high-value participation in future commercial success of partners

- Recurring revenues from lease of instruments and sales of single-use disposables
- Pre-commercial milestones in early clinical, mid-late clinical and product approval
- Royalites and Sales-based payments upon partner's product commercialization

MaxCyte®
14
© 2026 MaxCyte, Inc. All Rights Reserved

# Differentiated Commercial Relationships Expand Sales Funnel

MaxCyte grows its sales funnel by leading with scientific, technical, and regulatory expertise

**Highly Technical Employees and Commercial Team**



50 Advanced Degrees and 23 PhDs*

Customer relationships at early stages of cell & gene therapy development

**Signed SPL**

Unparalleled scientific support to customers

**Field Application Scientists (FAS)**



MaxCyte has a team of 23+ highly trained FAS*

***Global teams providing scientific, technical, and regulatory expertise***

FAS works with prospective customers to optimize and implement cell engineering methods, processes, and applications

*Support academic and translational institutions, biotech companies, and pharma companies in discovery and pre-clinical*

*Updated as of December 31, 2025*

MaxCyte®
15
© 2026 MaxCyte, Inc. All Rights Reserved

# SPL Portfolio: 14 Active Clinical Trials

| Partner | Program | Phase | Cell Approach | Cell Type | Disease Area |
|---|---|---|---|---|---|
| **Vertex Pharmaceuticals** | CASGEVY | Commercial | Autologous | HSCs | Beta-thalassemia |
| **Vertex Pharmaceuticals** | CASGEVY | Commercial | Autologous | HSCs | Sickle cell disease |
| **Wugen** | WU-CART-007 | Pivotal | Allogeneic | T-Cells | T Cell Lymphoma |
| **Undisclosed Partner A** | - | Pivotal | Undisclosed | Undisclosed | Undisclosed |
| **CRISPR Therapeutics** | CTX112 | 1/2 | Allogeneic | T-Cells | Hematological Malignancies |
| **CRISPR Therapeutics** | CTX112 | 1/2 | Allogeneic | T-Cells | Autoimmune Disease |
| **Imugene** | Azer-cel | 1/2 | Allogeneic | T-Cells | Hematological Malignancies |
| **Kamau Therapeutics** | Nula-Cel | 1/2 | Autologous | HSCs | Sickle Cell Disease |
| **KSQ Therapeutics** | KSQ-001EX | 1/2 | Autologous | TILs | Advanced Solid Tumors |
| **KSQ Therapeutics** | KSQ-004EX | 1/2 | Autologous | TILs | Advanced Solid Tumors |
| **TG Therapeutics** | Azer-cel | 1 | Allogeneic | T-Cells | Multiple Sclerosis |
| **Vittoria Biotherapeutics** | VIPER-101 | 1 | Autologous | T-Cells | T-Cell Lymphoma |
| **Undisclosed Partner B** | - | 1 | Undisclosed | Undisclosed | Undisclosed |
| **Undisclosed Partner C** | - | 1 | Undisclosed | Undisclosed | Undisclosed |

*As of March 2026/ Includes with SPL Programs with multiple Clinical Trials for different indications*

MaxCyte®
16
© 2026 MaxCyte, Inc. All Rights Reserved

# SPL Case Study: CASGEVY®

**CASGEVY® for Sickle Cell Disease (SCD) and for Transfusion-Dependent Beta-Thalassemia (TDT) (2023 and 2024)**

**CASGEVY®**

**2013 – MaxCyte supports Inception Genomics**
*(Changed name to CRISPR Therapeutics AG in 2014)*
- Support for programs in research

**2018 – Vertex/CRISPR achieves IND Milestone**

**Sept 28, 2022 –** MaxCyte Signs SPL with Vertex to advance Exa-cel
- Vertex obtains non-exclusive clinical and commercial rights to use MaxCyte's Expert platform

**2021 – Vertex initiated Pivotal Trial for CASGEVY®**

**Nov 15, 2023 –** UK MHRA Approves CASGEVY®
(for treatment of SCD and TDT)

**Dec 8, 2023 –** FDA Approves CASGEVY®
(for treatment of SCD)

**Jan 9, 2024 –** SFDA Approves CASGEVY®
(for treatment of SCD and TDT)

**Jan 16, 2024 –** FDA Approves CASGEVY®
(for treatment of TDT)

**Feb 12, 2024 –** European Commission Approves CASGEVY®
(for treatment of SCD and TDT)

MaxCyte®

17

© 2026 MaxCyte, Inc. All Rights Reserved

MaxCyte Supports the Future of Cell & Gene Therapies 18 © 2026 MaxCyte, Inc. All Rights Reserved WAVE 1 1 Approved Product WAVE 2 5 Product Candidates WAVE 3 7 Product Candidates WAVE 4 18 Product Candidates Vertex/ CRISPR CASGEVY® Approved 2023 US FDA, European Commission & Additional Regulatory Bodies Launch Potential: 2027 – 2028 5 products set to enter pivotal studies in next 6 to 18 months Launch Potential: 2028 + 7 products currently in Phase 1 Launch Potential: 2032 + 18 products in preclinical development Source: Evaluate Pharma, Broker Estimates and MaxCyte Internal Estimates as of March 2026 MaxCyte’s supports a diverse portfolio of product candidates with significant development milestone and commercial royalty potential

# MaxCyte's Roadmap to Becoming a Premier Cell Engineering Solutions Providers

**MaxCyte®**
Electroporation technology provider

**Organic and Inorganic Investment**

- Product Development
- Acquisitions
- Licensing Deals
- Distribution Deals

**MaxCyte®**
*Comprehensive cell engineering solutions*

***Cell engineering risk assessment***

SeQure DX

***Gene Editing Tools***
***Over $1.25b market***

- Key markets addressed: *in vivo* and *ex vivo* cell therapy
- Other key markets addressed: Agbio, bioprocessing, research and discovery tools

***Genetic Payloads***
*(i.e. gene insertion/expression)*
***Over $6.0b market***

- Key markets addressed: *in vivo* and *ex vivo* cell therapy
- Other key markets addressed: vaccines, bioprocessing, research and discovery tools

***Other Biological Delivery***
***Over $4.0b market***

- Key markets addressed: *in vivo* and *ex vivo* cell therapy
- Other key markets addressed: vaccines, bioprocessing, research and discovery tools

**Source:** Internal analysis

MaxCyte®

19

© 2026 MaxCyte, Inc. All Rights Reserved

# SeQure DX — Editing Assessment Services Strategy

MaxCyte provides ex-vivo and in-vivo developers with best-in-class on-target and off-target risk assessment services

## Discovery

### Screening

**Use Cases:** candidate guide screening, guide RNA selection

**BENEFITS**

***Guide Screening***
- ✓ Rapid turnaround time
- ✓ Comprehensive report
- ✓ Minimize risk from variation at on-target locus

***Guide RNA Selection***
- ✓ Low-cost per guide
- ✓ Evaluate multiple guides
- ✓ Reduce program risk through early profiling and selection

## Pre-Clinical Development and IND-Enabling Studies

### Nomination

**Use Cases:** Off-target risk assessment, guide RNA selection, IND filings

- ✓ Highly sensitive
- ✓ Universal for all editors
- ✓ Population-scale variant assessment
- ✓ Multiple orthogonal methods
- ✓ Variant effect prediction
- ✓ GLP-grade

### Confirmation

**Use Cases:** Cellular Editing Assessment, IND filings

- ✓ Sensitive detection methods
- ✓ Relevant cell types
- ✓ On- and off-target analysis
- ✓ Biologic impact assessment
- ✓ GLP-grade

---

- ✓ Increases program likelihood of success
- ✓ Decreases risk of unexpected costs or program delays
- ✓ Aligns with most recent FDA guidance for gene edited therapies
- ✓ Quicker time to clinic and safer therapies

MaxCyte®
20
© 2026 MaxCyte, Inc. All Rights Reserved

21 © 2026 MaxCyte, Inc. All Rights Reserved Financial Summary $1.6 $1.8 $4.2 $2.3 $2.6 $2.0 $0.3 $0.4 $0.3 4Q24 4Q25 Core Revenue: (22%) Decline $7.1 $6.8 $14.0 $11.9 $10.3 $8.9 $1.1 $1.2 $6.1 $3.4 2024 2025 Core Revenue: (9%) Decline 1. Excluding SPL Program-related revenue and reserves for excess and obsolete inventory. See appendix for reconciliation to GAAP gross margins Financial Highlights (December 31, 2025) 81% Non-GAAP adjusted Gross Margin1 47% SPL Program-Related revenue as a percentage of Core revenue 857 Total Installed Base of Instruments (sold or licensed) $156 million Total cash, cash equivalents, and investments Total Annual Revenue (millions) Core Revenue Total Quarterly Revenue (millions) Core Revenue $38.6 $33.0 $8.7 $7.3 $0.5 $0.8 $0.8

Financial Summary 22 © 2026 MaxCyte, Inc. All Rights Reserved In millions, except percentages 2023 2024 2025 Total Core Revenue $29.8 $32.5 $29.6 y/y growth (25%) 9% (9%) SPL-Program Related Revenue $11.5 $6.1 $3.4 y/y growth 148% (47%) (44%) Total Revenue $41.3 $38.6 $33.0 y/y growth (7%) (6%) (15%) Gross Profit $36.5 $31.5 $26.8 Gross Margin % 89% 82% 81% Non-GAAP Adjusted Gross Margin %1 86% 84% 81% Operating Expenses $84.8 $82.7 $78.7 Net Income (Loss) ($37.9) ($41.1) ($44.6) Adjusted EBITDA2 ($44.1) ($46.9) ($47.6) Full Year Ended December 31, 1. Excluding SPL Program-related revenue and reserves for excess and obsolete inventory. See appendix for reconciliation to GAAP gross margins 2. See appendix for Unaudited Reconciliation of Net Loss to Adjusted EBITDA

# Disciplined Management is Committed to Growth Investment and Efficient Spending

MaxCyte is well capitalized and funded to **achieve profitability with existing capital**

| | |
|---|---|
| **Organic investment** in new products and product enhancements | **Inorganic investment** to solve critical pain points in Cell & Gene Therapy |
| **Alignment of spending and resources** to growth areas | **Realize operating leverage** on existing cost base |
| **Reduction of annual cash burn** excluding one-time and non-cash items | **Healthy balance sheet** ~$156M of cash, cash equivalents, and investments[1] |

1. As of December 31, 2025

MaxCyte®

23

© 2026 MaxCyte, Inc. All Rights Reserved

All other trademarks are the property of their respective owners. ©2025 MaxCyte, Inc. All rights reserved. For a complete list of MaxCyte trademarks in the United States and other countries, please visit maxcyte.com/trademarks. Thank you! Any questions? ir@maxcyte.com 24 © 2026 MaxCyte, Inc. All Rights Reserved

Appendix – Historical Core Business Disclosure 25 © 2026 MaxCyte, Inc. All Rights Reserved 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q’24 3Q’24 4Q’24 1Q’25 2Q’25 3Q’25 4Q’25 (in $ thousands) Instrument 2,917 2,728 2,697 2,575 3,705 2,189 2,126 1,672 2,330 1,928 1,762 1,764 1,629 1,444 2,141 1,376 1,841 PAs 4,309 3,840 4,114 4,350 3,721 2,600 3,293 2,226 2,163 3,432 2,974 3,432 4,169 3,871 3,128 2,577 2,312 Licenses 2,643 2,726 2,622 2,736 2,813 2,809 2,667 2,444 2,406 2,604 2,610 2,528 2,554 2,531 2,619 1,803 1,993 Assay service - - - - - - - - - - - - - 142 51 248 335 Other 279 290 171 227 331 174 203 258 263 224 229 416 258 255 259 402 274 Total Core Revenue 10,148 9,583 9,604 9,889 10,570 7,772 8,289 6,600 7,162 8,188 7,575 8,140 8,610 8,243 8,198 6,406 6,755 Installed base of instruments (sold or leased) 502 521 546 575 616 633 654 664 683 708 723 739 760 787 814 830 857 Core Revenue Generated by SPL Clients as a % of Core Revenue 39% 47% 47% 40% 34% 52% 49% 45% 45% 53% 51% 53% 55% 57% 42% 53% 36%

Appendix – Unaudited Reconciliation of Gross Margin to Non-GAAP Adjusted gross margin 26 © 2026 MaxCyte, Inc. All Rights Reserved 1. Adjustments include the exclusion of SPL program related revenue from Revenue, and the exclusion of reserves for excess and obsolete inventory from Cost of Goods Sold. Unaudited Reconciliation of Gross Margin to Non-GAAP Adjusted gross margin (in thousands, except for percentages) (Unaudited) Three months ended December 31, 2025 Twelve months ended December 31, 2025 GAAP Adjustments Non-GAAP GAAP Adjustments Non-GAAP Revenue $ 7,300 $ (546) $ 6,754 $ 8,693 $ (83) $ 8,610 Cost of Goods Sold 1,610 (151) 1,459 2,281 (916) 1,365 Gross Margin 5,690 395 5,295 6,412 833 7,245 Gross Margin % 78% 78% 74% 84% Year ended December 31, 2025 Year ended December 31, 2024 GAAP Adjustments Non-GAAP GAAP Adjustments Non-GAAP Revenue $ 33,026 $ (3,423) $ 29,603 $ 38,627 $ (6,115) $ 32,512 Cost of Goods Sold 6,222 (676) 5,546 7,100 (1,771) 5,329 Gross Margin 26,804 (2,747) 24,057 31,527 (4,344) 27,183 Gross Margin % 81% 81% 82% 84%

Appendix – Unaudited Reconciliation of Net Loss to Adjusted EBITDA 27 © 2026 MaxCyte, Inc. All Rights Reserved Unaudited Reconciliation of Net Loss to Adjusted EBITDA (in thousands) (Unaudited) Three Months Ended Year Ended December 31, December 31, 2025 2024 2025 2024 (in thousands) Net loss $ (9,596) $ (10,597) $ (44,630) $ (41,055) Depreciation and amortization expense 1,057 1,057 3,268 4,315 Interest income (1,630) (2,304) (7,267) (10,142) Income taxes — — — — EBITDA $ (10,154) $ (11,844) $ (48,629) $ (46,882) Restructuring expense — — 3,058 -- Goodwill impairment 3,554 — 3,554 Adjusted EBITDA $ (6,600) $ (11,844) $ (42,017) $ (46,882)